Investor Presentation January, 2015 Crawford & Company Exhibit 99.1

Forward-Looking Statements —This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company's website at www.crawfordandcompany.com. —Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. —In recent periods the Company has derived a material portion of its revenues and operating earnings from a limited number of client engagements and special projects within its Legal Settlement Administration segment, specifically its work on the gulf-related class action settlement. These projects continue to wind down, and related revenues and operating earnings have been and are expected to continue to be at a reduced rate in future periods. Revenues Before Reimbursements ("Revenues") —Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation. Segment and Consolidated Operating Earnings —Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its four operating segments. Segment operating earnings exclude income taxes, interest expense, amortization of customer-relationship intangible assets, restructuring and special charges, stock option expense, earnings or loss attributable to non-controlling interests, and certain unallocated corporate and shared costs and credits. Consolidated operating earnings is the total of segment operating earnings and certain unallocated and shared costs and credits. — Through the third quarter of 2015, we reported our results through the following business segments: Americas, EMEA/AP, Broadspire and Legal Settlement Administration. All segment discussion in this presentation is under the operating structure in place for the Quarterly Report on Form 10-Q for the quarter and nine months ended 9/30/15. On November 24, 2015 we announced that, effective immediately, we were restructuring our operations into the following business segments: U.S Property & Casualty, International Operations, Broadspire, and Garden City Group. We will begin reporting segments financial results in accordance therewith when reporting results for the year ending December 31, 2015. At that time, prior period results will also be reclassified to conform to this presentation. (Loss) Earnings Per Share —The Company's two classes of stock are substantially identical, except with respect to voting rights and the Company's ability to pay greater cash dividends on the non-voting Class A Common Stock (CRDA) than on the voting Class B Common Stock (CRDB), subject to certain limitations. In addition, with respect to mergers or similar transactions, holders of CRDA must receive the same type and amount of consideration as holders of CRDB, unless different consideration is approved by the holders of 75% of CRDA, voting as a class. —In certain periods, the Company has paid a higher dividend on CRDA than on CRDB. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". The two-class method is an earnings allocation method under which EPS is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. Non-GAAP Financial Information —For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

The world's largest independent provider of global claims management solutions Multiple globally recognized brand names: Crawford, Broadspire, GCG Clients include multinational insurance carriers, brokers and local insurance firms as well as over 200 of the Fortune 500 Consolidated revenues before reimbursements totaled $1.143 billion for 2014 GLOBAL BUSINESS SERVICES LEADER EMEA-A/P 1 Serves the U.K., European, Middle Eastern, African and Asia Pacific markets Revenues of $344 million in 2014 BROADSPIRE 3 Serves large national accounts, carriers and self-insured entities Revenues of $269 million in 2014 AMERICAS 2 Serves the U.S., Canadian and Latin American markets Revenues of $359 million in 2014 LEGAL SETTLEMENTADMINISTRATION 4 Provides administration for class action settlements and bankruptcy matters Revenues of $170 million in 2014

EXECUTIVE MANAGEMENT BACKGROUND Harsha V. Agadi - Interim President and Chief Executive Officer 30 years of experience in leadership positions at both public and private companies, including several Fortune 500 companies Member of the Crawford Board of Directors since 2010 Chairman of GHS Holdings, LLC, which has investments in restaurants, hospitality and other related industries Serves on the Boards of Belmond Ltd. and Diversified Foodservice Supply, Inc. Bruce Swain - EVP and Chief Financial Officer 30 years of experience in public and corporate accounting Held multiple positions during nearly 25 years at Crawford Serves as CFO since 2006 CPA and a Chartered Global Management Accountant

Harsha V. Agadi appointed interim President and CEO in August 2015 Strategic business review undertaken: The market backdrop continues to be challenging Crawford’s brand, competitive positioning and revenue base remain strong Administrative costs have grown significantly pressuring margins Over $45 million of cost take out has been identified Revenue synergies are being identified to optimize client relationships Global Business Services Center initiative continues – expected to deliver improved customer service as well as lower costs Renewed focus on delivering profitability and more predictable financial results STRATEGIC REVIEW

DRIVE IMPROVED PROFITABILITY AND PREDICTABLE RESULTS Previously announced restructuring plans targeted to provide $22 million in cost savings during 2016 Headcount reduction in the Americas and EMEA / AP Senior management realignment to improve execution GBSC migration and GAB Robins integration Additional $25 - $28 million restructuring plan announced November 2015 Reduce overhead costs in central functions and business segments Streamline senior management to reduce costs and further improve execution Restructuring opportunities being reviewed in the Legal Settlement Administration segment given continued run off of large projects Restructuring and special charges expected to total approximately $32 - $37 million in 2015 and $13 million in 2016

GLOBAL BUSINESS SERVICES CENTER Located in Manila, Philippines Crawford owned and operated - staffed by Crawford employees Consolidated global operations will drive improved customer service levels and lower costs Client impact: Improving turnaround time Enhancing process control Increasing service levels Changing processes seamlessly Financial impact: ~1,400 Crawford employees to be transitioned to Manila through 2018 $6 million of the overall cost savings expected to be achieved by year end 2016

$47 - $50 MILLION OF COST TAKE-OUT TARGETED Restructuring and Special Charges Expected Totals: 2015 ~ $32,000 - $37,0002016 ~ $13,000 $25,300 to $28,300 $47,400 to $50,400

U.S. Canada Latin America/ Caribbean Revenues by Geographic Region ($ in millions) Americas Cases Received (In thousands) U.S. Canada Latin America/ Caribbean Operating Results (3Q 2015 v. 3Q 2014) Revenues of $92.0 million versus $92.2 million Exchange rates reduced revenues by 6.3% Operating earnings of $12.2 million versus $7.0 million Operating earnings margin of 13.2% versus 7.6% U.S. Property and Casualty Revenues of $62.1 million versus $54.8 million Long-term outsourcing project to assist major U.S. insurer offset decline in weather-related cases Cost reduction initiatives will continue through 2015 Canada Revenues of $27.0 million versus $33.6 million Revenues increased on constant dollar basis, but declined slightly due to negative exchange rate impact Canadian Contractor Connection network expansion continued Latin America & Caribbean Revenues of $2.9 million versus $3.8 million Cost reduction initiatives will continue through 2015 Exiting certain unprofitable business lines in Brazil AMERICAS SEGMENT HIGHLIGHTS

CONTRACTOR CONNECTION A technology-enabled, best-in-class industry leader of contractor managed repair networks for residential and commercial losses. North American network of 4,800 general and specialty contractors 2014 Revenues of $50.5 million versus $36.0 million in 2013 Recognized by J.D. Power as #1 emergency service provider in recent study Additionally, 7 of the top 10 carriers rated by J.D. Power for customer satisfaction partner with Contractor Connection Over 250,000 assignments in 2015 and growing rapidly with approximately $1.5 billion in estimates 300 staff dedicated to providing exceptional customer service and delivering increased policyholder satisfaction Expanding rapidly into new markets, such as consumer home improvement, real estate and financial markets, all with global opportunities

U.K. Europe U.K. Asia-Pacific Asia-Pacific Europe Revenues by Geographic Region ($ in millions) EMEA/AP Cases Received (In thousands) Operating Results (3Q 2015 v. 3Q 2014) Revenues of $98.3 million versus $86.2 million Exchange rates reduced revenues by 14.5% Operating earnings of $6.7 million versus $4.2 million Operating earnings margin of 6.8% versus 4.9% U.K. Revenues of $47.9 million versus $32.0 million U.K. acquisition of GAB Robins drove revenue and case growth Restructuring initiatives benefited third quarter margin expansion Europe Revenues of $21.6 million versus $24.7 million Claims volume increased in third quarter from high frequency claims Continued focus on improving operating performance Asia-Pacific Revenues of $28.8 million versus $29.5 million Strong operating results in Australia Weak results in smaller country operations EMEA/AP SEGMENT HIGHLIGHTS

ACQUISITION OF GAB ROBINS Acquisition makes Crawford the UK leader in claims management Purchase price of $74.0 million Revenues before reimbursements for GAB Robins of approximately $109 million in 2014 Increased prominence in the Lloyd’s and London insurance markets Significant increased presence in key aviation sector Access to further technical and industry expertise which aligns to GTS strategy Overall, the U.K. market saw a material decline in business activity during 2015 pressuring both revenues and profitability A restructuring plan was implemented in 2015

BROADSPIRE SEGMENT HIGHLIGHTS

Operating Results (3Q 2015 v. 3Q 2014)

- Revenues of $74.2 million versus $68.2 million
- Operating earnings of $7.4 million versus $4.4 million
- Operating earnings margin of 10.0% versus 6.5%

Broadspire

- Strong growth in casualty claims
- Medical management revenues increased from greater utilization
- Disability and absence management services products continue to gain traction in the market



Revenues by Service Line
($ in millions)
$45
$30
$15
$0
Workers' Comp.
Medical Mgmt.
Risk Mgmt Info. Svcs.
3Q 2015
3Q 2014



Broadspire Cases Received
(In thousands)
60
45
30
15
0
Workers' Comp.
Casualty
Other
3Q 2015
3Q 2014

Crawford

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Backlog ($ in millions) Operating Results (3Q 2015 v. 3Q 2014) Revenues of $28.8 million versus $47.2 million Operating earnings of $1.1 million versus $7.7 million Operating earnings margin of 4.0% versus 16.2% Backlog at $76 million versus $89 million Legal Settlement Administration Deepwater Horizon class action settlement project continues to wind down pressuring revenues and margins Maintain active new business pipeline Focused on reducing costs to improve profitability Previous GCG executive management team departed the company at year end - new leadership team announced GCG’s remaining senior management team is deep and experienced, will continue to run the day-to-day operations of the business LEGAL SETTLEMENT ADMINISTRATION SEGMENT HIGHLIGHTS Revenues ($ in millions) 47.2 28.8 76 89

LOOKING TO 2016 Ø Exhibit cost discipline Ø Be more client centric Deliver customized value propositions to clients Increase the speed of doing business enterprise wide Ø Continue to drive synergies in strategic initiatives

CRAWFORD IS FOCUSED ON SHAREHOLDER RETURNS Global Footprint World’s Largest Independent Provider of Claims Management Solutions Global BPO Platform Global C atastrophe Response Specialized Resources Global Technical Services (GTS) Medical Cost Containment Contractor Connection Crawford Specialty Markets Garden City Group (GCG) Focused on Profitability Strategic Review Implemented $47 - $50 Million of Cost Take Out Identified Further Cost and Revenue Synergies Exist Innovative Technology Platforms Crawford iQ Command Center

Questions & Answers

Appendix: Supplementary Financial Schedules

Unaudited ($ in thousands) September 30, 2015 December 31, 2014 Change Cash and cash equivalents $58,329 $52,456 $5,873 Accounts receivable, net 178,571 180,096 (1,525) Unbilled revenues, net 112,073 103,163 8,910 Total receivables 290,644 283,259 7,385 Goodwill and intangible assets arising from business acquisitions 251,153 207,780 43,373 Deferred revenues 73,791 71,760 2,031 Pension liabilities 115,122 142,343 (27,221) Current portion of long-term debt, capital leases and short-term borrowings 8,374 2,765 5,609 Long-term debt, less current portion 250,519 154,046 96,473 Total debt 258,893 156,811 102,082 Total stockholders' equity attributable to Crawford & Company 164,995 172,937 (7,942) Net debt (1) 200,564 104,355 96,209 Total debt / capitalization 61% 48% (1) See Appendix for non-GAAP explanation and reconciliation BALANCE SHEET HIGHLIGHTS

Unaudited ($ in thousands) 2015 2015 2014 2014 Variance Variance Net Income Attributable to Shareholders of Crawford & Company $ 6,183 $ 27,308 $ (21,125) Depreciation and Other Non-Cash Operating Items 34,777 30,105 4,672 Unbilled and Billed Receivables Change 5,586 (51,649) 57,235 Working Capital Change (11,462) (29,958) 18,496 U.S. and U.K. Pension Contributions (13,945) (20,054) 6,109 Cash Flows from Operating Activities 21,139 (44,248) 65,387 Property & Equipment Purchases, net (10,296) (9,207) (1,089) Capitalized Software (internal and external costs) (16,182) (12,204) (3,978) Free Cash Flow (1) $ (5,339) $ (65,659) $ 60,320 For the nine months ended September 30, OPERATING AND FREE CASH FLOW (1) See Appendix for non-GAAP explanation

Crawford & Company guidance as of November 9, 2015 was as follows: YEAR ENDING DECEMBER 31, 2015 Low End High End Consolidated revenues before reimbursements $1.15 $1.17 billion Consolidated operating earnings $60.0 $65.0 million Consolidated cash provided by operating activities $20.0 $30.0 million Before restructuring and special charges, net income attributable to shareholders of Crawford & Company $20.0 $25.0 million Diluted earnings per share--CRDA $0.39 $0.48 per share Diluted earnings per share--CRDB $0.32 $0.41 per share After restructuring and special charges, net (loss) income attributable to shareholders of Crawford & Company $(4.0) $1.0 million Diluted (loss) earnings per share--CRDA $(0.04) $0.05 per share Diluted loss per share--CRDB $(0.11) $(0.02) per share 2015 GUIDANCE In addition to the special charge of $5.0 million, the Company expects to incur pretax restructuring charges in 2015 totaling approximately $27.0 to $32.0 million. This is comprised of approximately $8.4 million for the integration of GAB Robins and restructuring in the EMEA/AP segment, $6.3 million related to the establishment of a Global Business Services Center in Manila, Philippines, and $2.3 million related to restructuring activities in the Americas segment. In addition, the Company expects to incur an additional restructuring charge of approximately $10.0 to $15.0 million during the 2015 fourth quarter to remove approximately $25.0 to $28.0 million of annual costs.

Appendix: Non-GAAP Financial Information

Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues,respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated results of operations with no impact to our net income or operating earnings (loss). As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. The GAAP-required gross up of our revenues including these pass-through reimbursed expenses is self-evident in the accompanying reconciliation. Net Debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. The reconciliation from Cash Flows from Operating Activities is provided on slide 19. Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker to evaluate the financial performance of our Company and operating segments, and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs, but before net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, restructuring and special charges, income taxes, and net income or loss attributable to noncontrolling interests. Non-GAAP Adjusted Net Income and Diluted Earnings per Share Included in net (loss) income and (loss) earnings per share are restructuring and special charges, which arise from non-core items not directly related to our normal business or operations, or our future performance. Management believes it is useful to others to exclude these charges when comparing net (loss) income and diluted (loss) earnings per share across periods, as these charges are not from ordinary operations. APPENDIX: NON-GAAP FINANCIAL INFORMATION

RECONCILIATION OF NON-GAAP ITEMS

Revenues, Costs of Services Provided, and Operating Earnings

Unaudited ($ in thousands)	Quarter Ended September 30, 2015	Quarter Ended September 30, 2014	Full Year Guidance 2015 *
Revenues Before Reimbursements			
Total Revenues	$ 309,984	$ 314,910	$ 1,240,000
Reimbursements	(16,649)	(21,079)	(80,000)
Revenues Before Reimbursements	$ 293,335	$ 293,831	$ 1,160,000
Costs of Services Provided, Before Reimbursements			
Total Costs of Services	$ 227,755	$ 234,521	
Reimbursements	(16,649)	(21,079)	
Costs of Services Provided, Before Reimbursements	$ 211,106	$ 213,442	

Unaudited ($ in thousands)	Quarter Ended September 30, 2015	Quarter Ended September 30, 2014	Full Year Guidance 2015 *
Operating Earnings:			
Americas	$ 12,163	$ 7,036	
EMEA/AP	6,652	4,225	
Broadspire	7,429	4,422	
Legal Settlement Administration	1,141	7,668	
Unallocated corporate and shared costs	(4,297)	(500)	
Consolidated Operating Earnings	23,088	22,851	62,500
Deduct:			
Net corporate interest expense	(2,332)	(1,680)	(10,700)
Stock option expense	(30)	(184)	(500)
Amortization expense	(2,350)	(1,543)	(10,000)
Restructuring and special charges	(11,078)	—	(34,500)
Income taxes	(8,385)	(9,244)	(9,500)
Net income (loss) attributable to non-controlling interests	230	(8)	200
Net (Loss) Income Attributable to Shareholders of Crawford & Company	$ (857)	$ 10,192	$ (2,500)

Crawford

** Midpoints of Company's November 9, 2015 Guidance*

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RECONCILIATION OF NON-GAAP ITEMS (cont.) Net Debt September 30, September 30, December 31, December 31, Unaudited ($ in thousands) 2015 2015 2014 2014 Net Debt Short-term borrowings $ 6,566 $ 2,002 Current installments of long-term debt and capital leases 1,808 763 Long-term debt and capital leases, less current installments 250,519 154,046 Total debt 258,893 156,811 Less: Cash and cash equivalents 58,329 52,456 Net debt $ 200,564 $ 104,355

RECONCILIATION OF NON-GAAP ITEMS (cont.)

Non-GAAP Adjusted Net Income and Diluted Earnings Per Share

Three Months Ended September 30, 2015

Unaudited ($ in thousands)	Income Before Taxes	Tax Expense	Net (Loss) Income	Net (Loss) Income Attributable to Crawford & Company	Diluted (Loss) Earnings per Share (CRDA)	Diluted (Loss) Earnings per Share (CRDB)
GAAP	$ 7,298	$ 8,385	$ (1,087)	$ (857)	$ (0.01)	$ (0.03)
Add back:						
Restructuring and special charges	11,078	3,124	7,954	7,954	0.15	0.15
Non-GAAP Adjusted	$ 18,376	$ 11,509	$ 6,867	$ 7,097	$ 0.14	$ 0.12

Full Year Guidance for 2015 *

Unaudited ($ in thousands)	Income Before Taxes	Tax Expense	Net (Loss) Income	Net (Loss)Income Attributable to Crawford & Company	Diluted Earnings per Share (CRDA)	Diluted (Loss) Earnings per Share (CRDB)
GAAP	$ (2,300)	$ —	$ (2,300)	$ (2,500)	$ 0.01	$ (0.06)
Add back:						
Restructuring and special charges	34,500	9,500	25,000	25,000	0.43	0.43
Non-GAAP Adjusted	$ 32,200	$ 9,500	$ 22,700	$ 22,500	$ 0.44	$ 0.37

Crawford

** Midpoints of Company's November 9, 2015 Guidance*

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